Exhibit 99.2
Revance Adds Experienced Pharmaceutical Executive to Board of Directors with Appointment of Dr. Vlad Coric, M.D., as Independent Director

–Dr. Coric currently serves as the Chairman and Chief Executive Officer of Biohaven (BHVN) -

NASHVILLE, Tenn.,--(BUSINESS WIRE)— February 28, 2023 - Revance Therapeutics, Inc. (RVNC, www.revance.com), announced today the appointment of Dr. Vlad Coric, M.D., to its Board of Directors, effective March 1, 2023. Dr. Coric brings more than 22 years of drug development and executive leadership experience to Revance based on his time at the Yale School of Medicine, Bristol-Myers Squibb, and Biohaven, which was acquired by Pfizer in 2022. The company also announced that long-standing director Philip Vickers has decided that he will be retiring from the Board effective immediately prior to the company’s 2023 Annual Meeting of Stockholders.
"Vlad’s leadership and proven track record in biotech value creation from discovery to commercialization, particularly in the field of neurology, will further enhance the collective experience and skillset of our diverse Board," said Mark J. Foley, Chief Executive Officer of Revance. “His appointment comes at a dynamic time for Revance as we accelerate our commercial growth in aesthetics and look to advance our significant opportunity in therapeutics. As we welcome Vlad to the Board, I would also like to thank Phil Vickers for his invaluable contributions over the past eight years in guiding the scientific progress at Revance, marked by the approval of DAXXIFY® in glabellar lines and our successful Phase 3 clinical trials for DAXXIFY® in cervical dystonia.”
“Revance’s people, strategy and breakthrough innovation in the neuromodulator category uniquely positions the company to disrupt both the aesthetics and therapeutics market,” said Dr. Valid Coric, M.D. “I look forward to working with Mark, the rest of the leadership team and the Board to support Revance’s continued progress and advancement of innovative therapies that have the potential to maximize the benefit of DAXXIFY’s efficacy and long-duration profile.”
Dr. Coric is currently the Chairman and CEO of Biohaven, where he has successfully led the approval and commercialization of its Nurtec® ODT and CGRP franchise in addition to the expansion of company’s therapeutic portfolio targeting neurological and neuropsychiatric diseases. He also led Biohaven’s acquisition of its novel Kv7 channel platform and the sale of the Biohaven to Pfizer in October 2022 for total considerations of $13 billion. Previously, Dr. Coric was the Group Director, Neuroscience and Oncology Global Clinical Research, and Medical Director, Neuroscience Global Clinical Research, at Bristol-Myers Squibb Company. He also previously served on the board of directors of Social Capital Suvretta Holdings Corp. I (DNAA) from 2021-2022 and he currently serves on the boards of directors of private biotech companies including Veradermics, Inc., Vita Therapeutics, Inc., and Pyramid Biosciences, Inc.

During his career, Dr. Coric has been involved in multiple drug development programs, including marketed drugs or filed NDAs such as Nurtec® ODT (rimegepant; oral calcitonin related peptide antagonist), zavegepant (intranasal calcitonin related peptide antagonist), Abilify® (aripiprazole; partial dopamine agonist), Opdivo® (nivolumab; anti-PD1), Yervoy® (Ipilimumab; anti-CTLA-4), Daklinza® (daclatasvir; NS5A inhibitor), and Sunvepra® (asunaprevir; NS3 inhibitor).
Dr. Coric is an Associate Clinical Professor of Psychiatry at the Yale School of Medicine, has published over 65 peer-reviewed publications and has lectured nationally on neurological and psychiatric disorders. He earned his medical degree from Wake Forest University School of Medicine and was an honors scholar in neurobiology and physiology at the University of Connecticut, where he received his Bachelor of Science degree.
About Revance
Revance is a biotechnology company setting the new standard in healthcare with innovative aesthetic and therapeutic offerings that elevate patient and physician experiences. Revance’s aesthetics portfolio of expertly created products and services, including DAXXIFY® (DaxibotulinumtoxinA-lanm) for injection, the RHA® Collection of dermal fillers, and OPUL®, the first-of-its-kind Relational Commerce platform for aesthetic practices, deliver a differentiated and exclusive offering for the company’s elite practice partners and their consumers. Revance has also partnered with Viatris Inc. to develop a biosimilar to onabotulinumtoxinA for injection, which will compete in the existing short-acting neuromodulator marketplace. Revance’s therapeutics pipeline is currently focused on muscle movement disorders including evaluating DAXXIFY® in two debilitating conditions, cervical dystonia and upper limb spasticity.
Revance is headquartered in Nashville, Tennessee, with additional office locations in Newark, Pleasanton and Irvine, California. Learn more at www.Revance.com, www.RevanceAesthetics.com, www.DAXXIFY.com, or connect with us on LinkedIn (https://www.linkedin.com/company/revance/mycompany/verification/).

“Revance” and the Revance logo, DAXXIFY®, and OPUL® are registered trademarks of Revance Therapeutics, Inc.
Resilient Hyaluronic Acid® and RHA® are trademarks of TEOXANE SA.

Forward-Looking Statements
Any statements in this press release that are not statements of historical fact, including statements related to our ability to set a new standard in healthcare; our commercial growth; our opportunity in the aesthetics and therapeutics markets; our ability to disrupt the aesthetics and therapeutics markets; the outcomes for and experiences of patients and physicians; the development of innovative therapies; the potential benefits, safety, efficacy and duration of DAXXIFY®; and development of a biosimilar to BOTOX® to compete in the short-acting neuromodulator marketplace; constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You should not rely upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance, events, circumstances or achievements reflected in the forward-looking statements will ever be achieved or occur.

Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from our expectations. These risks and uncertainties relate, but are not limited to: our ability to successfully commercialize DAXXIFY® and to continue to successfully commercialize the RHA® Collection of dermal fillers and OPUL®; the results, timing, costs, and completion of our research and development activities and regulatory approvals; our ability to obtain funding for our operations; the timing of capital expenditures; the accuracy of our estimates regarding future expenses, revenues and capital requirements, our financial performance and the economics of DAXXIFY®, the RHA® Collection of dermal fillers and OPUL®; the impact of the COVID-19 pandemic and other macroeconomic factors on our manufacturing operations, supply chain, end user demand for our products and services, the aesthetics market, commercialization efforts, business operations, regulatory meetings, inspections and approvals, clinical trials and other aspects of our business and on the market; our ability and the ability of our partners to manufacture supplies for DAXXIFY® and our product candidates and to acquire supplies of the RHA® Collection of dermal fillers; the uncertain clinical development process; the risk that clinical trials may not have an effective design or generate positive results or that positive results would assure regulatory approval or commercial success; the applicability of clinical study results to actual outcomes; the rate and degree of economic benefit, safety, efficacy, commercial acceptance, market, competition and/or size and growth potential of DAXXIFY®, the RHA® Collection of dermal fillers, and our drug product candidates, if approved; the rate and degree of commercial acceptance, market, competition and growth potential of OPUL®; reports of adverse events or safety concerns involving DAXXIFY® or the RHA® Collection of dermal fillers; the timing and cost of commercialization activities; the proper training and administration of our products by physicians and medical staff; our ability to expand sales and marketing capabilities; the status of commercial collaborations; changes in and failures to comply with privacy and data protection laws; our ability to effectively manage our expanded operations in connection with the acquisition of Hint, Inc; our ability to continue obtaining and maintaining intellectual property protection for DAXXIFY® and our drug product candidates; the cost and our ability to defend ourselves in product liability, intellectual property, class action or other lawsuits; the volatility of our stock price; and other risks. Detailed information regarding factors that may cause actual results to differ materially from the results expressed or implied by statements in this press release may be found in our periodic filings with the Securities and Exchange Commission (SEC), including factors described in the section entitled "Risks Factors" on our Form 10-K expected to be filed with the SEC on February 28, 2023. The forward-looking statements in this press release speak only as of the date hereof. We disclaim any obligation to update these forward-looking statements.

Contacts
Investors
Revance Therapeutics, Inc.:
Jessica Serra, 510-279-6886
Jessica.serra@revance.com
or
Gilmartin Group, LLC.:
Laurence Watts, 619-916-7620
laurence@gilmartinir.com

Media
Revance Therapeutics, Inc.:
Sara Fahy, 949-887-4476
sfahy@revance.com

Source: Revance Therapeutics, Inc.